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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Footstar, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 24th day of October, 2000.


                                   ESL PARTNERS, L.P.

                                   By:   RBS Partners, L.P., its general partner
                                   By:   ESL Investments, Inc., its general
                                         partner

                                         By:  /s/ EDWARD S. LAMPERT
                                            -----------------------------------
                                              Edward S. Lampert
                                              Chairman

                                   ESL LIMITED

                                   By:   ESL Investment Management, LLC,
                                         its investment manager

                                         By:  /s/ EDWARD S. LAMPERT
                                            -----------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                   ESL INSTITUTIONAL PARTNERS, L.P.

                                   By:   RBS Investment Management, LLC,
                                         its general partner

                                         By:  /s/ EDWARD S. LAMPERT
                                            -----------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                   ESL INVESTORS, L.L.C.

                                   By:   RBS Partners, L.P., its manager
                                   By:   ESL Investments, Inc., its general
                                         partner

                                         By:  /s/ EDWARD S. LAMPERT
                                            -----------------------------------
                                              Edward S. Lampert
                                              Chairman